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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.


                                                              OPTION TO PURCHASE
                                                                   40,000 SHARES

                                 SNOWDANCE, INC.
                            (A DELAWARE CORPORATION)

                           OPTION FOR THE PURCHASE OF
                    COMMON STOCK, $0.001 PAR VALUE PER SHARE

               This option (the "Option") certifies that, for value received, Tallwood Associates, Inc. ("Tallwood"), or registered assigns, is entitled, at any time on or after the first anniversary of the closing of the initial public offering of capital stock (the "IPO") of Snowdance, Inc., a Delaware corporation (the "Company"), and until any time prior to 12:00 midnight Eastern Standard Time on such date as is the fifth anniversary of the closing of the IPO (the "Expiration Date"), on all the terms and conditions hereinafter set forth, to purchase from the Company up to the number of shares shown above (the "Option Shares") of common stock, par value $0.001, of the Company (the "Common Stock") by surrendering this Option with the purchase form attached hereto, duly executed, at the principal office of the Company in Brownsville, Vermont, and by paying an amount of consideration therefor equal to the Option Price (as hereinafter defined) multiplied by the number of Option Shares as to which this Option is exercised (i) in lawful money of the United States of America, by cash or cashiers' check or (ii) by surrendering to the Company the right to purchase a number of Option Shares equal to the product obtained by multiplying the number of Option Shares to be purchased by a fraction, the numerator of which is the Option Price and the denominator of which is the Current Market Price (as hereinafter defined) in effect on such date, provided that the IPO is completed by June 30, 1998.

               1. The purchase price at which the Option Shares are purchasable (the "Option Price") is $5.00 per share.


               2. On the exercise of all or any portion of this Option in the manner provided above, the person exercising the same shall be deemed to have become a holder of record of Common Stock (or of the other securities or properties to which he or it is entitled on such exercise) for all purposes, delivered to the purchaser within a reasonable time after






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the Option shall have been exercised as set forth above. If this Option shall be exercised with respect to only a portion of the Option Shares covered hereby, the holder shall be entitled to receive a similar option of like tenor and date covering the number of Option Shares with respect to which this Option shall not have been exercised.

               3. This Option is exchangeable, on the surrender hereof by the holder at the office of the Company, for new options of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of Option Shares which may be subscribed for and purchased hereunder.

               4. The Company covenants and agrees that the Option Shares which may be issued on the exercise of the rights represented by this Option will, on issuance, be fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Option may be exercised, the Company will have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Option.

               5. The Option Price and number of Option Shares purchasable pursuant to this Option may be subject to adjustment from time to time as follows:

               (a) If the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend in shares, the Option Price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date.

               (b) If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, combine the outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification any of its shares, the Option Price and the number of Option Shares in effect immediately prior thereto shall be adjusted so that the holder of this Option thereafter surrendered for exercise shall be entitled to receive, after the occurrence of any of the events described, the number of Option Shares to which the holder would have been entitled had this Option been exercised immediately prior to the occurrence of such event. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination, or reclassification, as the case may be, becomes effective.

               (c) If any capital reorganization or reclassification of Common Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such

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        reorganization, reclassification, consolidation, merger or sale, lawful adequate provisions shall be made whereby the holder of this Option shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of such reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received on exercise of this Option immediately before such reorganization, reclassification, consolidation, merger or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Option to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this Option. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of its assets as a result of which a number of shares of common stock of the surviving or purchasing corporation greater or less than the number of shares of Common Stock outstanding immediately prior to such merger, consolidation, or purchase, are issuable to holders of Common Stock, then the Option Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument mailed or delivered to the holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire on exercise of this Option.

               (d) No fraction of a share shall be issued on exercise hereof, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of any such fractional share at the time of exercise.

               (e) Neither the purchase or other acquisition by the Company of any shares of Common Stock nor the sale or other disposition by the Company of any shares of Common Stock shall affect any adjustment of the Option Price or the number of Option Shares.

               6. Prior to the first anniversary of the closing of the IPO, this Option shall not be transferred or sold except to the family members, or a trust for the benefit of the family members, of Joel A. Mael or Richard S. Frary who agree to such restrictions on transfer. Subject to the foregoing restrictions and the restrictions set forth in paragraph 7 hereof, this Option is transferable at the offices of the Company. Upon such transfer, each holder hereof agrees that the Company may deem and treat the registered holder of this Option as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

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               7. The shares issuable on exercise of this Option shall be restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and all certificates for such shares shall contain a legend in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT."

               8. The Company agrees to register or qualify the Option Shares (but not this Option) for sale as follows:

               (a) If, at any time during the period in which the rights represented by this Option are exercisable, the Company proposes to file a registration statement or notification under the Securities Act for the primary or secondary sale of any debt or equity security, other than in connection with the IPO, an acquisition registered on Form S-4 (or similar special purpose form), a merger or an employee benefit plan, it will give written notice at least 30 days prior to the filing of such registration statement or notification to the holders of this Option and the Option Shares of its intention to do so. The Company agrees that, after receiving written notice from a majority in interest of the holders of at least 50%, in the aggregate, of this Option and the Option Shares of their desire to include their Option Shares in such proposed registration statement or notification, the Company shall afford the holders of this Option and the Option Shares the opportunity to have their Option Shares included therein. Notwithstanding the provisions of this paragraph 8(a), the Company shall have the right, at any time after it shall have given written notice pursuant to this paragraph 8(a) (whether or not a written request for inclusion of the Option Shares shall be made), to elect not to file any such proposed registration statement or notification or to withdraw the same after the filing but prior to the effective date thereof. In no event shall the Company be obligated to include the Option Shares in any registration statement or notification under this paragraph 8(a) if, in the written opinion of the underwriter, the inclusion of the Option Shares in such registration statement or notification would be materially detrimental to the proposed offering of debt or equity securities pursuant to which the Company gave notice to the holders under this paragraph 8(a).

               (b) In connection with the filing of a registration statement, notification, or post-effective amendment under this section, the Company covenants and agrees:

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                      (i) to pay all expenses of such registration statement,
               notification, or post-effective amendment, including, without limitation, printing charges, legal fees and disbursements of counsel for the Company, blue sky expenses, accounting fees and filing fees, but not including legal fees and disbursements of counsel to the holders and any sales commissions on Option Shares offered and sold;

                      (ii) to take all necessary action which may reasonably be
               required in qualifying or registering the Option Shares included in a registration statement, notification or post-effective amendment for the offer and sale under the securities or blue sky laws of such states as requested by the holders; provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; and

                      (iii) to utilize its best efforts to keep the same
               effective for a period of not less than 90 nor more than 120 days.

               (c) The holders of this Option and the Option Shares shall cooperate with the Company and shall furnish such information as the Company may request in connection with any such registration statement, notification or post-effective amendment hereunder, on which the Company shall be entitled to rely, and such holders of this Option and the Option Shares shall indemnify and hold harmless the Company (and all other persons who may be subject to liability under the Securities Act or otherwise) from and against any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but without limitation, all attorneys' fees and amounts paid in settlement of any claim, action, or suit) which arise or result directly or indirectly from any untrue statement of a material fact furnished by such holder(s) in connection with such registration, notification or post-effective amendment, or from the failure of such holder(s) to furnish material information in connection with the facts required to be included in such registration statement, notification or post-effective amendment necessary to make the statements therein not misleading, or from any sales or offers of the Option Shares so registered after 90 days from the effective date of such registration statement or notification.

               9. As used herein, the term "Common Stock" shall mean and include the Common Stock authorized on the date of the original issue of this Option, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets on the voluntary or involuntary liquidation, dissolution, or winding up of the Company; provided that the Option Shares purchasable pursuant to this Option shall include only shares of the class designated in the Company's Certificate of Incorporation as Common Stock on the date of the original issue of

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this Option or, in the case of any reorganization, reclassification, consolidation, merger, or sale of assets of the character referred to in paragraph 5(c) hereof, the stocks, securities, or assets provided for in such paragraph.

               10. This agreement shall be construed under and be governed by the laws of the State of Delaware.

               11. Tallwood hereby represents and warrants to the Company as follows:

               (a) This Option and the Option Shares to be acquired by Tallwood pursuant to this Option are being acquired for Tallwood's own account with the present intention of holding this Option and the Option Shares for purposes of investment, and that Tallwood has no intention of selling this Option and the Option Shares in a public distribution in violation of the federal securities laws or any applicable state securities laws.

               (b) Tallwood has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in this Option and the Option Shares and is capable of bearing the economic risks of such investment for an indefinite period, including a complete loss of its investment in the this Option and Option Shares.

               (c) Tallwood has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Option and the Option Shares. Tallwood further acknowledges that the Company has made available to Tallwood or its agents all documents and information relating to an investment in the this Option and the Option Shares requested by or on its behalf.

               12. Any notices required or permitted hereunder shall be sufficiently given if delivered by hand or sent by registered or certified mail, postage prepaid, addressed as follows:

               If to Tallwood, to:

                      Tallwood Associates, Inc.
                      1370 Avenue of the Americas
                      New York, New York  10019

               If to the Company, to:

                      Snowdance, Inc.
                      Route 44
                      Brownsville, Vermont 05037
                      Attention:  Susan D. Plausteiner

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or such other address as shall be furnished in writing by any party to the other, and any such notice or communication shall be deemed to have been given as of the date delivered by hand or three days after being so deposited in the mails.

               13. "Current Market Price" per share of Common Stock on any date shall mean, except as hereinafter provided, the average of the daily market prices for the 30 consecutive trading days preceding such date. The market price for each such day shall be the last sale price on such day as reported on the American Stock Exchange Consolidated Tape, or, if such Common Stock is not listed on the American Stock Exchange or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common Stock is not then listed or admitted to trading on any domestic stock exchange but is traded on The Nasdaq Stock Market, Inc. ("Nasdaq"), then the Current Market Price for each such trading day shall be the last sale price on such day as reported by Nasdaq, or, if no sale takes place on such day or if such Common Stock is neither listed or admitted to trading on any domestic stock exchange nor traded on Nasdaq, then the Current Market Price for each such trading day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If at any time such Common Stock is neither listed on any domestic exchange, nor traded on Nasdaq, nor otherwise quoted in the domestic over-the-counter market, then the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Company and the holder of this Option within fifteen days immediately following the date on which the Current Market Price is to be determined. If no agreement as to Current Market Price is so reached, the Current Market Price shall be the fair market value per share of Common Stock as determined by an independent appraiser selected by the holder of this Option and consented to by the Company (such consent not to be unreasonably withheld), whose fees and expenses shall be paid by the Company. The determination of fair market value by such independent appraiser shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by any agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

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        Dated as of January 1, 1998.

                                            SNOWDANCE, INC.




                                            By
                                               _________________________________
                                               Name:
                                               Title:

ATTEST:




By
  _________________________________
  Susan D. Plausteiner, Secretary



                                            TALLWOOD ASSOCIATES, INC.




                                            By
                                               _________________________________
                                               Name:
                                               Title:

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                                FORM OF PURCHASE

                   (to be signed only upon exercise of option)



To:  SNOWDANCE, INC.



        The undersigned, the owner of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, _________ shares of common stock of Snowdance, Inc., and herewith makes payment of $_____ therefor, and requests that the certificate(s) for such shares be delivered to ________________, at _____________________, and if such shall not be all of the shares purchasable hereunder, that a new option of like tenor for the balance of the shares purchasable under the attached option be delivered to the undersigned.

               Dated this __ day of ________________, ____.




                                            ____________________________________
                                            Signature

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